                                                                    EXHIBIT 99.7


Contact: John P. Saldarelli
         Secretary and Treasurer
         (914) 242-7700

                              FOR IMMEDIATE RELEASE

                       AMERICAN REAL ESTATE PARTNERS, L.P.
                  REPORTS THIRD QUARTER AND NINE MONTHS RESULTS


Mount Kisco, New York, November 14, 2003 - American Real Estate Partners, L.P. (NYSE:ACP) today reported that for the nine months ended September 30, 2003, diluted earnings per weighted average limited partnership unit outstanding decreased from $.87 in 2002 to $.37 in 2003. For the third quarter diluted earnings per weighted average limited partnership unit outstanding were $.30 in 2003 and $.30 in 2002.

In accordance with newly adopted accounting standards, effective July 1, 2003, Limited Partnership Preferred Units are treated as a liability rather than as equity and therefore the preferred pay-in-kind distribution for the three months ended September 30, 2003 ($1.2 million), has been recorded as interest expense for the three months and nine months ended September 30, 2003. However because these units are considered to be equivalent units for the computation of diluted earnings per weighted average limited partnership unit, this interest expense is added back to earnings for the three and nine months ended September 30, 2003.

Earnings decreased from $49,703,000 in the nine months ended September 30, 2002 to $20,697,000 in the nine months ended September 30, 2003 primarily due to a write-down of mortgages and notes receivable, decreased earnings from land, house and condominium operations and decreased interest income partially offset by a decrease in write-down of equity securities and an increase in income from discontinued operations.

Earnings decreased from $17,225,000 in the third quarter ended September 30, 2002 to $15,163,000 in the third quarter of 2003 primarily due to decreased interest income and increased interest expense partially offset by an increase in income from discontinued operations.

American Real Estate Partners, L.P. is a master limited partnership.








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FOR IMMEDIATE RELEASE

                       AMERICAN REAL ESTATE PARTNERS, L.P.
                  REPORTS THIRD QUARTER AND NINE MONTHS RESULTS

                        CONSOLIDATED RESULTS OF EARNINGS
                  In thousands of dollars except per unit data



Nine Months Ended September 30                                       2003                       2002
-------------------------------------                                ----                       ----
      (unaudited)
Revenues                                                        $   196,070                 $   238,596
                                                                ===========                 ===========
Operating income                                                $    33,677                 $    54,253
Provision for loss on real estate                                      (300)                       (926)
Write-down of equity securities
   available for sale                                                  (961)                     (8,476)
Write-down of mortgages
   and notes receivable                                             (18,798)                      --
Gain on sales and disposition
   of real estate                                                     1,367                       4,530
Gain on sale of marketable equity securities                          2,168                       --
                                                                -----------                 -----------
Income from continuing operations                                    17,153                      49,381
Income from discontinued operations                                   3,544                         322
                                                                -----------                 -----------
Net earnings                                                    $    20,697                 $    49,703
                                                                ===========                 ===========
Net earnings per L.P. unit:

   Basic:
     Income from continuing operations                          $       .31                 $       .97
     Income from discontinued operations                                .08                         .01
                                                                -----------                 -----------
     Basic earnings per L.P. unit                               $       .39                 $       .98
                                                                ===========                 ===========

Weighted average units
    outstanding                                                  46,098,284                  46,098,284
                                                                ===========                 ===========
   Diluted:
     Income from continuing operations                          $       .31                 $       .86
     Income from discontinued operations                                .06                         .01
                                                                -----------                 -----------
     Diluted earnings per L.P. unit                             $       .37                 $       .87
                                                                ===========                 ===========
Weighted average units and
   equivalent units outstanding                                  54,816,525                  56,259,876
                                                                ===========                 ===========





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


FOR IMMEDIATE RELEASE

                       AMERICAN REAL ESTATE PARTNERS, L.P.
                  REPORTS THIRD QUARTER AND NINE MONTHS RESULTS

                        CONSOLIDATED RESULTS OF EARNINGS
                  In thousands of dollars except per unit data


Third Quarter Ended September 30,                                  2003                        2002
---------------------------------                                  ----                        ----
      (unaudited)

Revenues                                                        $    67,979                 $    75,946
                                                                ===========                 ===========
Operating income                                                $    11,077                 $    14,152
Provision for loss on real estate                                      (100)                      --
Gain on sales and disposition
   of real estate                                                       501                       2,891
Gain on sales of marketable equity securities                         2,168                       --
                                                                -----------                 -----------
Income from continuing operations                                    13,646                      17,043
Income from discontinued operations                                   1,517                         182
                                                                -----------                 -----------
Net earnings                                                    $    15,163                 $    17,225
                                                                ===========                 ===========
Net earnings per L.P. unit:

   Basic:
     Income from continuing operations                          $       .29                 $       .34
     Income from discontinued operations                                .03                       --
                                                                -----------                 -----------
     Basic earnings per L.P. unit                               $       .32                 $       .34
                                                                ============                ===========
Weighted average units
    outstanding                                                  46,098,284                  46,098,284
                                                                ===========                 ===========
   Diluted:
     Income from continuing operations                          $       .27                 $       .30
     Income from discontinued operations                                .03                       --
                                                                -----------                 -----------
     Diluted earnings per L.P. unit                             $       .30                 $       .30
                                                                ===========                 ===========
Weighted average units and
   equivalent units outstanding                                  55,644,613                  56,607,742
                                                                ===========                 ===========



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